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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 15, 2005

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       1-9973                    36-3352497
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

      1400 Toastmaster Drive, Elgin, Illinois                   60120
     (Address of Principal Executive Offices)                (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure.

                  On July 15, 2005, The Middleby Corporation (the "Company") issued a press release announcing that it priced a secondary offering of 1,213,375 shares of its common stock at $56.00 per share. All of the shares are being sold by certain stockholders controlled by either William F. Whitman, Jr., the Company's former chairman of the board, or members of his family. The Company will not sell any shares or receive any proceeds from the sale of stock by the selling stockholders in the offering. A copy of the press release, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

                  This information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       -----------

Exhibit 99        Press Release issued by The Middleby Corporation on July 15,
                  2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE MIDDLEBY CORPORATION


Dated: July 15, 2005                        By:/s/ Timothy J. FitzGerald
                                               --------------------------------
                                               Timothy J. FitzGerald
                                               Vice President and
                                               Chief Financial Officer



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                                 Exhibit Index

Exhibit No.       Description
----------        -----------

Exhibit 99        Press Release issued by The Middleby Corporation on July
                  15, 2005